                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                 F O R M  8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 2, 1997



                      BANKERS TRUST NEW YORK CORPORATION
--------------------------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                   NEW YORK
--------------------------------------------------------------------------------
                (STATE OR OTHER JURISDICTION OF INCORPORATION)


        1-5920                                      13-6180473
----------------------------              ------------------------------
(COMMISSION FILE NUMBER)                 (IRS EMPLOYER IDENTIFICATION NO.)


   130 LIBERTY STREET, NEW YORK, NEW YORK           10006
--------------------------------------------      ----------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 250-2500
                                                    --------------

ITEM 5.  OTHER EVENTS
---------------------

  (A) On December 2, 1997, Bankers Trust New York Corporation ("BTNY") announced that a definitive agreement was signed with National Westminster Bank PLC to acquire Natwest Markets' Pan-European cash equities business (the "Acquisition"). The Press Release announcing the signing is filed herewith as
Exhibit 99.1.

  (B) The By-Laws of BTNY were amended to reflect, among other things, the new officer title of "Principal."

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS.

  (C)  Exhibits

          3.  By-Laws of Bankers Trust New York Corporation

       99.1  Press Release dated December 2, 1997, relating to the Acquisition.

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                BANKERS TRUST NEW YORK
                                CORPORATION


                           By: /s/ James T. Byrne, Jr.
                               -----------------------
                               Name:    James T. Byrne, Jr.
                               Title:   Senior Vice President

Date:  December 3, 1997

                                 EXHIBIT INDEX

Exhibit
  No.               Description

3.        By-laws of Bankers Trust New York Corporation.

99.1 Press Release dated December 2, 1997, relating to the Acquisition.